LYFE COMMUNICATIONS , INC.

(a Utah corporation)

912 West Baxter Drive, Suite 200

South Jordan, Utah  84095

$7,000,000

PRIVATE OFFERING OF SHARES OF COMMON STOCK THAT ARE “RESTRICTED SECURITIES” FOR “ACCREDITED INVESTORS” ONLY

June 7, 2010

Issuer…………………………………………...	Lyfe Communications, Inc. (the “Company”)
Securities Offered……………………………...

1,818,182 shares of common stock, more or less (the “Common Stock”), which are “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission at $1.10 per each share (the “Offering”). Provided for committed investment by June 10, 2010.

3,333,333 shares of common stock, more or less (the “Common Stock”), which are “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission at $1.50 per each share (the “Offering”). Provided for committed investment by June 30, 2010.

Maximum Offering…………………………….

Maximum of $16,000,000 (subject to increase by the Board of Directors in the event of an over subscription or the Board’s determination, in its good faith judgment, of the need of additional working capital, with no minimum offering or escrow of proceeds.

Restricted Securities…………………………..

As defined in Rule 144 of the Securities and Exchange Commission, subject to resale restrictions in such Rule; and there is no current public market for the Common Stock being offered hereunder and no assurance can be given that one will develop following the proposed merger or reorganization.

Registration Rights…………………………….	None.
Transaction Exemption………………………..

Private Placement pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D of the Securities and Exchange Commission (the “SEC”).  Offering to be made only to “accredited investors” as that term is defined in Rule 501 of the Securities and Exchange Commission and as outlined in the Subscription Documents.

Commissions……………………………………	None.
Confidentiality………………………………….

The Subscription Agreement that is a part of the Subscription Documents requires each Subscriber to maintain all information about the Company in strict confidence (see Section 5 thereof), subject to certain parameters, and each Subscriber will be required to execute and deliver to the Company a non-disclosure agreement (the “NDA”) prior to being delivered a copy of the Subscription Documents, to further protect the Company’s Confidential Information, regardless of whether any such Subscriber made privy to such Confidential Information does not become a Subscriber.

LYFE COMMUNICATIONS, INC.

(a Utah corporation)

912 West Baxter Drive, Suite 200

South Jordan, Utah  84095

$7,000,000

PRIVATE  OFFERING OF SHARES OF COMMON STOCK THAT ARE “RESTRICTED SECURITIES” FOR “ACCREDITED INVESTORS” ONLY

June 7, 2010

SUBSCRIPTION DOCUMENTS

Michael Hoopes

Offeree Name

Date: 6/8/10.

No.0007.

/s/Robert A. Bryson

Robert A. Bryson, President

INDEX TO SUBSCRIPTION DOCUMENTS

        Page

      Number

Instructions                                                                                                                               5

Subscription Agreement

8

Subscriber Information

9

Subscriber Signature

12

Suitability Letter

13

Subscriber Information

14-15

Subscriber Signature

15

Subscriber Representative Acknowledgment

            16

Representative Information

16-17

Representative Signature

18

Certificate of Partnership, Corporation or Other Entity

19

Agency Information

20

Agency Signature

20

Investment Letter

21

Subscriber Signature

22

INSTRUCTIONS FOR COMPLETING SUBSCRIPTION DOCUMENTS

GENERAL

This packet contains the documents that are required to be completed by subscribers (the “Subscriber” or “Subscribers”) and maintained by Lyfe Communications, Inc., a Utah corporation (the “Company”), in an effort to document the facts relied on by the Company for claiming one or more exemptions from registration under applicable federal securities laws, rules and regulations in connection with the Company’s private offer and sale of its Common Stock as defined and described in the Term Sheet that comprises the cover page of the Company’s offering materials (respectively, the “Term Sheet” and the “Offering,” and with these Subscription Documents and the Term Sheet being collectively called the “Transaction Documents”).

Completed and manually executed Subscription Documents with payment as provided below must be delivered to the Company, which will review the Subscription Documents and other information available to it to determine whether to accept the subscriptions.  Only persons who are “accredited investors” as defined in Rule 506 of the Securities and Exchange Commission (the “SEC”) may subscribe to purchase the Common Stock of the Offering.

The following is a list of individual documents that must be furnished and may be used as a checklist to assure that all necessary documents have been completed and delivered to the Company:

[  ]

1.

Subscription Agreement

[  ]

2.

Suitability Letter (2 Copies)

[  ]

3.

Investment Letter (2 Copies)

In addition, certain Subscribers may be required to complete and deliver the Subscriber Representative Acknowledgment and/or the Agency Representation Form, as discussed below.

TRANSMITTAL OF FUNDS

There is no minimum offering required to be achieved before the funds can be utilized by the Company as described in the Term Sheet; subscription payments are all for cash and must be by personal check or bank check to:

LYFE COMMUNICATIONS, INC.

912 West Baxter Drive, Suite 200

South Jordan, Utah  84095

CORPORATIONS, PARTNERSHIPS, AND OTHER LEGAL ENTITIES

If the Subscriber is a corporation, partnership, trust or other legal entity, it must also furnish a certificate executed by the corporate secretary, partner, trustee or other appropriate officer to the effect that the person signing the subscription has been duly authorized to do so; that the subscription is being made in accordance with the articles of incorporation, bylaws, partnership agreement, trust agreement or other governing instrument as applicable under the circumstances; and that such entity was not formed for the principal purpose of making the investment. Advice regarding the form and content of such certificate, appropriate in specific circumstances, will be provided on request.

SPECIAL INSTRUCTIONS

Persons subscribing jointly (example: husband and wife) must sign the Subscription Agreement.  All blanks in the Subscription Agreement must be completed with respect to all persons purchasing.

Persons Subscribing Through an Attorney-in-Fact

A Subscriber may authorize another person (an attorney-in-fact) to subscribe for the Common Stock on the Subscriber’s behalf.  To do so, a Subscriber must execute a power of attorney that appoints such other person as attorney-in-fact and authorizes him or her in that capacity to execute a Subscription Agreement.  Any Subscription Agreement signed on behalf of a Subscriber by an attorney-in-fact must be accompanied by a copy of a power of attorney in proper form executed by such Subscriber.

Retain Copies

You should carefully read the Subscription Documents before subscribing for the purchase of the Common Stock.  Once accepted by the Company, subscriptions may not be revoked. The duplicate copy of the Subscription Documents should be retained for your own files.  The other copy of the Subscription Documents will be used by the Company in reviewing your subscription.  After processing, a copy of the Subscription Agreement, signed by the Company, will be returned to Subscribers whose subscriptions are accepted and, if applicable, certificates and authenticated subscriptions will be issued immediately.

Questions

If you have any questions regarding the completion of the Subscription Documents in this packet, contact Leonard Burningham, Esq.; or for further information about the Company, contact Robert A. Bryson:

Leonard W. Burningham, Esq.

Robert A. Bryson, President

Lawyer

Lyfe Communications, Inc.

455 East 500 South, Suite 205

912 West Baxter Drive, Suite 200

Salt Lake City, Utah 84111

South Jordan, Utah 84095

Telephone:  (801) 363-7411

Telephone:  (801) 478-2470

You may also (and you are urged to) question Mr. Bryson, President of the Company, by contacting him at the above address and/or telephone; and you can ask questions of any director or executive officer, accountant or other lawyer for the Company, and the contact information for these persons will be provided by Mr. Bryson.

Due Diligence

Only “accredited investors” may subscribe to purchase the Common Stock.  You are entitled to ask questions of and receive answers to such questions respecting information concerning the Company from directors and executive officers of the Company to your full satisfaction, and are also granted access to all material documents of the Company, except proprietary information about the Company’s intellectual property or otherwise.

Access to Information

Please see the Edgar Archives of the SEC at www.sec.gov for access to all reports and registration statements filed by the Company with the SEC; if you do not have Internet access, a copy of all filings made by the Company with the SEC during the past 12 months will be provided to you on request at no cost.

Very truly yours,

                                                                                                /s/Robert A. Bryson

Lyfe Communications, Inc.

Robert A. Bryson, President

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is entered into by and between Lyfe Communications, Inc., a Utah corporation (the “Company”), and the undersigned subscriber to purchase securities of the Company pursuant hereto (the “Subscriber”).

The Company is offering for sale to “accredited investors” only the Common Stock as described in the Term Sheet and the Offering.

On the foregoing premises, the Subscriber hereby subscribes to purchase the Company’s Common Stock on the following terms and conditions:

1.

Subscription to Purchase Common Stock

1.1

Offer to Purchase.  Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of shares of Common Stock outlined on the Counterpart Signature Page hereto.

With this Agreement, the Subscriber is also tendering to the Company:  (i) a suitability letter, (ii) an investment letter, (iii) payment of the full subscription amount, in cash, and (iii) a purchaser representative disclosure and/or certificate of corporation, partnership or other entity, if applicable.  The foregoing are sometimes hereinafter referred to as the “Subscription Documents.”

1.2

Acceptance or Rejection.  The acceptance or rejection of the offer to purchase the Common Stock shall take place at such time and place within 10 days of the date hereof, as the Company may specify (which time and place are designated as the “Closing”).  At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber the Common Stock, all against delivery to the Company of the full purchase price of the Common Stock equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

2.

Representations.  The Subscriber, singly, or on behalf of an entity subscribing, hereby represents and warrants as follows:

2.1

Age.  The Subscriber or signatory is over the age of majority.

2.2

No Governmental Approval.  The Subscriber acknowledges that neither the SEC nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Common Stock.

2.3

Information Provided by the Subscriber.  All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber’s suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement.  Such information includes, but is not limited to information concerning the Subscriber’s personal financial affairs, business position and the knowledge and experience of the

Subscriber and the Subscriber’s advisors.  The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Common Stock.

2.4

Information Provided by the Company.  The Subscriber has been provided with access to all material information about the Company requested by either the Subscriber, the Subscriber’s purchaser representative or others representing the Subscriber, including access to all filings of the Company with the SEC that are contained in the Edgar Archives, any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber’s representatives and advisors on the other in connection with information regarding the purchase made hereby.  The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this Offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided.  Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Common Stock shall be maintained by the Subscriber in strict confidence.

2.5

Subscription Subject to Acceptance.  The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

2.6

Financial Condition of the Subscriber.  The Subscriber has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Common Stock for which the undersigned hereby subscribes.  The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

 2.7

Purchase Entirely for Own Account.  The Subscriber has no present intention of dividing the Common Stock with others or of reselling or otherwise disposing of any portion of the Common Stock unless registered pursuant to a registration statement filed with the SEC or there is an available exemption from such registration for any such disposition.

2.8

No Reliance on Unauthorized Representations.  The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except:

________________________________________________________________________

________________________________________________________________________

3.

Indemnity.  The Subscriber hereby agrees to indemnify the Company and any person participating in the Offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys’ fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber’s declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for the purchase of the Common Stock.

4.

Setoff.  Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys’ fees) incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

5.

Confidentiality.  The Subscriber acknowledges that all information disclosed by the Company (“Confidential Information”) that is otherwise not publicly available shall be kept in strict confidence, including, but not limited to the name of any public entity into which the Company may propose to merge or reorganize, understanding that the use of the name of any such public company in the purchase or sale of securities of that company may subject the Subscriber and anyone to whom such information is disclosed to liability under Rule 10b-5 of the SEC and Section 10(b) of the Securities Exchange Act of 1934, as amended. Confidential Information, when concerning the Company, shall also include, without limitation, business plans, products, product functionality, product plans, technical data, schematics, specifications, documentation, know-how, business methods, customers, suppliers, methodologies, inventions, procedures, designs, intellectual property and financial and statistical information.  Confidential Information shall not include any information which a party can prove (i) was rightfully in the possession of that party prior to receiving it from the other party, (ii) was in the public domain at or subsequent to the time of disclosure (through no breach or fault of that party), (iii) was independently developed by that party without use or reliance upon any Confidential Information of the other party or (iv) was obtained in good faith from a third party not under any obligation of confidentiality.

6.

Miscellaneous.  The Subscriber further understands, acknowledges and agrees that:

(a)  This Agreement is not transferable or assignable by the Subscriber.

(b)  This Agreement shall be construed in accordance with and governed by the laws of the State of Utah.

(c)  This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

(d)  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

(e)  This Agreement does not entitle the Subscriber to any rights as a shareholder of the Company’s securities with respect to any securities purchasable hereunder which have not been fully paid for.

(f)  In the event of any breach of any of the terms and provisions hereof by the Company or the Subscriber, the prevailing party in any action brought to enforce the terms and provisions of this Agreement shall be entitled to recover reasonable attorneys’ fees and costs.

(g)  The Common Stock comprise “restricted securities” that must be held at least six months prior to public sale under Rule 144 of the SEC, among other resale conditions.

COUNTERPART SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

This Counterpart Signature Page for that certain Subscription Agreement between Lyfe Communications, Inc., a Utah corporation (the “Company”), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof.  The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

SUBSCRIBER

Date: 7 June 2010

Michael Justin Hoopes

XXX-XX-XXXX

Michael Justin Hoopes

Tax I.D. Number or Social Security Number

Type or Print Name of Subscriber(s) in

                                                                                     Exact Form to be used on Records of the

Company

355 Partridge Lane

/s/Michael Justin Hoopes

Number and Street

Signature

Rexburg, ID 83440

___________________________________

City, State and Zip Code

Signature of Joint Subscriber, If Any

5,151,515

$7,000,000.00

Number of Shares of Common Stock

Total Subscription Price

ACCEPTANCE BY THE COMPANY

The Company hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

Lyfe Communications, Inc.

Dated: 6/8/10

By /s/Robert A. Bryson

SUITABILITY LETTER

TO:

Lyfe Communications, Inc.

912 West Baxter Drive, Suite 200

South Jordan, Utah  84095

Singly or on behalf of a subscribing entity, I make the following representations with the intent that they may be relied upon by Lyfe Communications, Inc., a Utah corporation (the “Company”), in determining my suitability or that of my principal as a subscriber (the “Subscriber”) to purchase the Company’s Common Stock as described in the Term Sheet and the Offering.

1.

I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its proposed business activities and the risks and merits of this prospective investment, and am not utilizing a purchaser representative as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the evaluation of such risks and merits, except the following: ________________________________

_____________________________________________________________________________

_____________________________________________________________________________

2.

I shall provide a separate written statement from each purchaser representative on the Subscriber Representative Acknowledgment form available from the Company or its placement agents in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, (ii) the compensation received or to be received as a result of such relationship, and (iii) the education, experience and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

3.

The undersigned, or the undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

4.

I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

5.

I confirm that I am an “accredited investor” as defined under Rule 501 of Regulation D of the Securities Act as checked below:

(a)

Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[  ]

Yes

[  ]

No

(b)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

[  ]

Yes

[  ]

No

(c)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[  ]

Yes

[  ]

No

(d)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

[  ]

Yes

[  ]

No

(e)

Any natural person whose individual net worth, or joint net worth with the person’s spouse, at the time of this purchase exceeds $1,000,000;

[X]

Yes

[  ]

No

(f)

Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person’s spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

[  ]

Yes

[  ]

No

(g)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

[  ]

Yes

[  ]

No

                               (h)       Any entity in which all of the equity owners are accredited investors.

[  ]

Yes

[  ]

No

If not an “accredited investor,” I am a “sophisticated investors,” who, by reason of business acumen, experience, employment or other factors, are fully capable of evaluating the risks and merits of an investment in the Company.

[  ]

Yes

[  ]

No

6.

I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me by the Company.

7.

I have personally communicated or been offered the opportunity to communicate with the directors or executive officers of the Company, its attorneys and accountants to discuss the proposed business and financial affairs of the Company, its proposed activities and plans for the future.  I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

8.

I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant or attorney.

9.

I will hold title to my interest as follows:

[  ]

Community Property

[  ]

Separate Property

[  ]

Joint Tenants with Rights

[  ]

Tenants in Common

of Survivorship

[  ]

Other (Single Person,

                                                                                                             Trust Etc.  Please Indicate.)

10.  I am a bona fide resident of the State of Idaho.  The address below is my true and correct principal residence.

DATED this 7 day of June, 2010.

Michael Justin Hoopes

___________________________________

Name (Please Print)

Name of Joint Subscriber, If Any

/s/Michael Justin Hoopes

___________________________________

Signature

Signature

355 Partridge Lane

___________________________________

Street Address

Street Address (If Different)

Rexburg, Idaho 83440

___________________________________

City, State and Zip Code

City, State and Zip Code (If Different)

SUBSCRIBER REPRESENTATIVE ACKNOWLEDGMENT

Confirmation of Appointment by Subscriber

Name of Subscriber:_________________________________________________________

 The undersigned (the “Subscriber”) has appointed the person named below as the Subscriber’s representative in connection with the proposed purchase of Lyfe Communications, Inc., a Utah corporation (the “Company”), Common Stock as described in the Term Sheet and the Offering.

Signature of Subscriber: _____________________________________________________

Acknowledgment by Subscriber Representative

Please complete the following questions fully, attaching additional sheets if necessary.

1.

Name:  ______________________________________________________________

Age:   ___________

Business Address:  _____________________________________________________

_____________________________________________________________________

2.

Present occupation or position, indicating period of such practice or employment and field or professional specialization, if any:___________________________________________

______________________________________________________________________________

______________________________________________________________________________

3.

List any business or professional education, including degrees received, if any: ______________________________________________________________________________

______________________________________________________________________________

4.

Have you had prior experience in advising clients with respect to investments of this type:

[  ]

Yes

[  ]

No

5.

List any professional license or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registration that you hold: ______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

6.

Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:_______________________________ ______________________________________________________________________________

______________________________________________________________________________

7.

State how long you have known the Subscriber and in what capacity:______________

______________________________________________________________________________

8.

Except as set forth in subparagraph (a) below, neither I nor any of my affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) have any material relationship with the Company or any of its affiliates; no such material relationship has existed at any time during the previous two years; and no such material relationship is mutually understood to be contemplated:

(a)

_________________________________________________________________

(b)

If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship: ______________________________________________________________________________

9.

In advising the Subscriber in connection with the Subscriber’s prospective investment in the Company, I will be relying in part on the Subscriber’s own expertise in certain areas.

[  ]

Yes

[  ]

No

10.

In advising the Subscriber in connection with the Subscriber’s prospective investment in the Company, I will be relying in part on the expertise of an additional purchaser representative or representatives.

[  ]

Yes

[  ]

No

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

(a)

I am acting as Subscriber Representative for the Subscriber in connection with the Subscriber’s prospective investment in the Company;

(b)

The answers to the above questions are complete and correct and may be relied on by the Company in determining whether the Offering with respect to which I have executed this Acknowledgment is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities statutes;

(c)

I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of any interest in the proposed investment;

(d)

I am not an affiliate, partner or employee of the Company or an affiliate, partner, officer, director or other employee of the Company’s affiliates, or a beneficial owner of 10% or more of any class of the equity securities of the Company or any of its affiliates;

(e)

I have disclosed to the Subscriber in writing prior to the Subscriber’s acknowledgment of me as his/her/its Subscriber Representative, any material relationship with the Company or its affiliates disclosed in response to question 8 above; and

(f)

I personally (or, if I have checked “Yes” in question 9 or 10 above, together with the Subscriber or the Additional Subscriber Representative or Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber’s prospective investment in the Company.

EXECUTED as of this _____ day of _______________, 2010.

__________________________________

Subscriber Representative Signature

CERTIFICATE OF PARTNERSHIP, CORPORATION OR OTHER ENTITY

The undersigned, ___________________________________________________ (the “Subscriber”), a _______________________________ [insert type of entity, i.e., partnership, corporation, etc.] organized under the laws of the State of __________________ with its principal offices located at the address set forth below, hereby certifies as follows to induce Lyfe Communications, Inc., a Utah corporation (the “Company”), to accept the Subscriber’s offer to purchase the Company’s Common Stock as described in the Term Sheet and the Offering.

1.

Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on _______________________.

2.

Subscriber was organized to engage in the business of ___________________

_____________________________.  Since its organization, Subscriber’s business activities have included the following:_____________________________________________________

_____________________________________________________________________________.

Subscriber was not organized for the specific purpose of purchasing the Company’s securities.

3.

The offer to purchase the Common Stock to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which the Subscriber was organized and exists.

4.

Subscriber has determined that the purchase of the Common Stock is consistent with its purposes and policies, is of benefit to it and involves risks that it can reasonably bear.

5.

On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

The Subscriber has caused this document to be executed by the Subscriber’s representative or agent, hereunto duly authorized as of ________________________, 2010.

FOR REQUIRED SIGNATURES, SEE NOTE BELOW.

__________________________________

Address:

Name of Subscriber

___________________________________

___________________________________

__________________________________

Signature of Authorized Signatory

__________________________________

Title

NOTE:

Corporations:  must be signed by a president or vice-president

Partnerships:  must be signed by all general partners

Trusts:  must be signed by all managing trustees

Others:  contact the issuer

INVESTMENT LETTER

Lyfe Communications, Inc.

912 West Baxter Drive, Suite 200

South Jordan, Utah  84095

Re:

Acquisition of Common Stock of Lyfe Communications, Inc., a Utah corporation (the “Company”), as described in the Term Sheet and Offering

Dear Ladies and Gentlemen:

In connection with the acquisition of the Common Stock of the Company, I hereby acknowledge that singly, or on behalf of an entity subscribing to purchase the Common Stock, I represent and warrant that I have sufficient knowledge and experience to understand the nature of this acquisition and am fully capable of bearing the economic risk of the loss of my entire cost basis.

I acknowledge receipt of and access to information regarding the Company and understand that you will make all books and records of your Company available to me for my inspection in connection with the contemplated acquisition of the Common Stock, and that I have been encouraged to review the information given to me and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company.

I understand that I must bear the economic risk of ownership of the Common Stock for a long period of time, the minimum of which will be six months, as these securities are “unregistered” securities and may not be sold unless any subsequent offer or sale is registered with the SEC or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), or other applicable laws, rules and regulations.

I intend that you rely on all of my representations made herein as they are made to induce you to issue me the Common Stock, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows:

1.

That the shares of Common Stock are being received for investment purposes and not with a view toward further distribution;

2.

That I have a full and complete understanding of the phrase “for investment purposes and not with a view toward further distribution”;

3.

That I understand the meaning of “unregistered securities” and know that they are not freely tradeable;

4.

That any certificate issued by you to me or my principal in connection with the Common Stock shall be imprinted with a legend restricting their sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

5.

I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any certificate representing any of the securities being acquired unless I or my principal shall first have obtained an opinion of legal counsel to the effect that they may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the securities;

6.

That neither I nor my principal shall sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the securities being acquired except as may be pursuant to any applicable laws, rules and regulations;

7.

I fully understand that my investment or that of my principal for the acquisition of the Common Stock is “risk capital,” and that I and my principal are fully capable of bearing the economic risks attendant to this investment, without qualification; and

8.

I also understand that without approval of counsel for the Company, all of the Common Stock to be issued and delivered to me or my principal shall be represented by one instrument only, and that such Common Stock shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

The securities represented by this certificate have not been registered under the Securities Act, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

Any request for more than one certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request.  The Company will attempt to accommodate any request where it believes the request is made for valid business or personal reasons so long as in its sole discretion, the granting of the request will not facilitate a “public” distribution of unregistered securities of the Company

Thank you very much.

Dated this 7 day of June, 2010.

Very truly yours,

/s/Michael Justin Hoopes

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